UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2008 (June 10, 2008)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.
     On June 4, 2008, the shareholders of AirNet Systems, Inc., an Ohio corporation (“AirNet”), adopted the Agreement and Plan of Merger, dated as of March 31, 2008 (the “Merger Agreement”), among AirNet, AirNet Holdings, Inc., a Delaware corporation (“AirNet Holdings”), and AirNet Acquisition, Inc., an Ohio corporation and wholly-owned direct subsidiary of AirNet Holdings (“AirNet Acquisition”), which provides for the merger of AirNet Acquisition with and into AirNet, with AirNet continuing as the surviving corporation and a wholly-owned subsidiary of AirNet Holdings (the “Merger”). On June 10, 2008, the Merger was completed. By virtue of the Merger, AirNet has been acquired by AirNet Holdings.
     As a result of the Merger, each common share, $0.01 par value per share (the “common shares”), of AirNet outstanding on June 10, 2008 (other than common shares held by AirNet or AirNet Holdings or any of their respective subsidiaries or common shares with respect to which dissenters’ rights are perfected) were automatically converted into the right to receive $2.81 in cash, without interest (the “Merger Consideration”). In addition, each outstanding option (whether or not then exercisable) was cancelled at the effective time of the Merger and the holder of the option will receive a cash payment equal to the excess, if any, of $2.81 over the exercise price per common share subject to the option, multiplied by the number of common shares subject to the unexercised portion of the option; less any amounts required to be withheld or deducted under applicable tax laws with respect to making such payment.
     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by AirNet on April 3, 2008, and which is incorporated herein by reference.
     As previously disclosed in the Current Reports on Form 8-K filed by AirNet on March 31, 2008 and on April 3, 2008, in connection with the execution of the Merger Agreement, AirNet Holdings acquired 1,934,137 common shares of AirNet at a price of $2.81 per share in cash for aggregate consideration of $5,434,924.97 pursuant to a Subscription Agreement, dated March 31, 2008 (the “Subscription Agreement”), between AirNet and AirNet Holdings. The common shares acquired by AirNet Holdings represented approximately 16.0% of AirNet’s outstanding common shares following their acquisition and represented approximately 16.0% of AirNet’s common shares outstanding immediately prior to the Merger. These 1,934,137 common shares were “excluded common shares” under the terms of the Merger Agreement and were not converted into the right to receive the $2.81 per common share Merger Consideration. Concurrently with the purchase of the 1,934,137 common shares by AirNet Holdings, AirNet and AirNet Holdings entered into a Registration Rights Agreement, dated as of March 31, 2008 (the “Registration Rights Agreement”), that provided AirNet Holdings with a single demand registration right to cause AirNet to register with the Securities and Exchange Commission (the “SEC”) the sale of at least a majority of the common shares AirNet Holdings acquired from AirNet and unlimited piggyback registration rights to register for sale the common shares acquired by AirNet Holdings from AirNet in the event that AirNet otherwise filed a registration statement for the sale of common shares with the SEC. The rights and obligations of the parties under the Registration Rights Agreement terminated upon completion of the Merger.

     The foregoing description of the Subscription Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Subscription Agreement and the Registration Rights Agreement, copies of which were included as Exhibits 4.1 and 4.2, respectively, to the Current Report on Form 8-K filed by AirNet on April 3, 2008, and which are incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the completion of the Merger, AirNet notified The American Stock Exchange (“AMEX”) on June 10, 2008 that each of AirNet’s common shares (other than common shares held by AirNet or AirNet Holdings or any of their respective subsidiaries or common shares with respect to which dissenters’ rights are perfected) had been converted into the right to receive the $2.81 per common share Merger Consideration and requested that AMEX file with the SEC a notification on Form 25 to report that the common shares of AirNet are no longer listed on AMEX. The Form 25 was filed by AMEX with the SEC on June 11, 2008. As a result, AirNet’s common shares are no longer traded on AMEX. AirNet also intends to file with the SEC a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting that AirNet’s common shares be deregistered and that AirNet’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.
     The information contained in the Introduction above is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     On June 10, 2008, as a result of the Merger, each of AirNet’s common shares (other than common shares held by AirNet or AirNet Holdings or any of their respective subsidiaries or common shares with respect to which dissenters’ rights are perfected) was converted into the right to receive the $2.81 per common share Merger Consideration.
     The information contained in Item 3.01 above is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
     On June 10, 2008, pursuant to the terms of the Merger Agreement, AirNet Holdings completed the acquisition of AirNet through the Merger. As a result of the Merger, AirNet Holdings is the sole shareholder of AirNet. The aggregate cash paid for all of the outstanding common shares of AirNet (other than common shares held by AirNet or AirNet Holdings or any of their respective subsidiaries or common shares with respect to which dissenters’ rights are perfected), as well as the cash paid to holders of outstanding options, was approximately $28.6 million.
     To the knowledge of AirNet, except as set forth herein, there are no arrangements, including any pledge by any person of securities of AirNet, the operation of which may at a subsequent date result in a further change in control of AirNet.

     The information contained in Item 5.02 below is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 10, 2008, following completion of the Merger, each of James M. Chadwick, Gerald Hellerman, Thomas J. Kiernan, Robert H. Milbourne and James E. Riddle resigned from the Board of Directors of AirNet. John Bolduc and John Caple, who had been directors of AirNet Acquisition immediately prior to the completion of the Merger, became directors of AirNet together with Bruce D. Parker, who had been a director of AirNet immediately prior to the completion of the Merger and remained a director of AirNet following the Merger.
     The information contained in the Introduction above is incorporated herein by reference.
Item 8.01. Other Events.
     On June 10, 2008, pursuant to the terms of the Merger Agreement, AirNet Acquisition merged with and into AirNet, with AirNet continuing as the surviving corporation and a wholly-owned subsidiary of AirNet Holdings. On June 10, 2008, AirNet issued a news release announcing the completion of the Merger. A copy of this news release is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) - (c) Not applicable.
     (d) Exhibits

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on June 10, 2008
[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: June 13, 2008	By:	/s/ Bruce D. Parker

Bruce D. Parker Chief Executive Officer and President

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 13, 2008
AirNet Systems, Inc.

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on June 10, 2008